Exhibit 99.1

News Release

Synchrony Financial Announces Completion of Separation from GE

GE completes exchange offer, Synchrony becomes a stand-alone company

STAMFORD, Conn. – November 17, 2015 – Synchrony Financial (NYSE: SYF), a premier consumer financial services company with 80 years of retail heritage, today announces its separation from General Electric Company, opening a new chapter in the company’s history.

“This is an historic day for Synchrony Financial,” stated Margaret Keane, president and CEO of Synchrony Financial. “Today we launch the next stage in our company’s future – pursuing a long-term strategy focused on Synchrony’s business objectives as a stand-alone company. I am very proud of our employees, who have prepared us for this day, while continuing to serve our partners and customers and to grow our business.”

Synchrony Financial will also become the newest member of the S&P 500®. S&P Dow Jones Indices announced its intent to add Synchrony Financial to the S&P 500 after the close of trading today, November 17, 2015.

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About Synchrony Financial

Synchrony Financial (NYSE: SYF) is one of the nation’s premier consumer financial services companies. Our roots in consumer finance trace back to 1932, and today we are the largest provider of private label credit cards in the United States based on purchase volume and receivables**. We provide a range of credit products through programs we have established with a diverse group of national and regional retailers, local merchants, manufacturers, buying groups, industry associations and healthcare service providers to help generate growth for our partners and offer financial flexibility to our customers. Through our partners’ over 300,000 locations across the United States and Canada, and their websites and mobile applications, we offer our customers a variety of credit products to finance the purchase of goods and services. Synchrony Financial (formerly GE Capital Retail Finance) offers private label and co-branded Dual Card credit cards, promotional financing and installment lending, loyalty programs and FDIC-insured savings products through Synchrony Bank.

**Source: The Nilson Report (April, 2015, Issue # 1062) – based on 2014 data.

For more information contact:

Synchrony Financial: (855) 791-8007 or media.relations@synchronyfinancial.com

©2015 Synchrony Bank/Synchrony Financial. All rights reserved.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements. Forward-looking statements may be identified by words such as “outlook,” “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our platform revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; our need for additional financing, higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to securitize our loans, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loans, and lower payment rates on our securitized loans; our reliance on dividends, distributions and other payments from Synchrony Bank; our ability to grow our deposits in the future; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of strategic investments; reductions in interchange fees; fraudulent activity; cyber-attacks or other security breaches; failure of third parties to provide various services that are important to our operations; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and state sales tax rules and regulations; significant and extensive regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Act and the impact of the CFPB’s regulation of our business; changes to our methods of offering our CareCredit products; impact of capital adequacy rules; restrictions that limit Synchrony Bank’s ability to pay dividends; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; failure to comply with anti-money laundering and anti-terrorism financing laws; effect of General Electric Capital Corporation being subject to regulation by the Federal Reserve Board both as a savings and loan holding company and as a systemically important financial institution; GE’s inability to obtain savings and loan holding company deregistration; any conditions of the Federal Reserve Board approval required for us to continue to be a savings and loan holding company; our need to establish and significantly expand many aspects of our operations and infrastructure; loss of association with GE’s strong brand and reputation; limited right to use the GE brand name and logo and need to establish a new brand; terms of our arrangements with GE may be more favorable than what we will be able to obtain from unaffiliated third parties; obligations associated with being a public company; our incremental cost of operating as a standalone public company could be substantially more than anticipated; GE could engage in businesses that compete with us, and conflicts of interest may arise between us and GE; and failure caused by us of GE’s distribution of our common stock to its stockholders in exchange for its common stock to qualify for tax-free treatment, which may result in significant tax liabilities to GE for which we may be required to indemnify GE.

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included in our public filings. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.